                                                                    Exhibit 10.2


                              CONSENT AND AMENDMENT
                               TO CREDIT AGREEMENT

     This CONSENT AND AMENDMENT TO CREDIT AGREEMENT is entered into as of this 6th day of May, 1998 (this "Consent") by and between WILSONS LEATHER HOLDINGS INC., a Minnesota corporation ("Borrower"), the other Loan Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (in its individual capacity, "GE Capital"), for itself, as Lender, as Swing Line Lender and as Agent for Lenders, and the other Lenders signatory hereto. Unless otherwise specified herein, all capitalized terms used in this Consent shall have the meaning ascribed to them in the Credit Agreement (as hereinafter defined).

                                    RECITALS

     WHEREAS, Borrower, GE Capital, certain Loan Parties and Lenders are parties to a Credit Agreement dated as of May 25, 1996, as amended by that certain Amendment No. 1 to Credit Agreement dated as of July 11, 1996, that certain Amendment No. 2 to Credit Agreement dated as of October 22, 1996, that certain Amendment No. 3 to Credit Agreement dated as of May 23, 1997, that certain Consent and Amendment No. 4 to Credit Agreement dated as of July 31, 1997, and that certain Consent to Credit Agreement dated as of March 27, 1998 (as further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and

     WHEREAS, Borrower requests Requisite Lenders' consent under the Credit Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements contained herein, and for good and valuable consideration, the parties hereto agree as follows:

     Section 1. Consent. Subject to the conditions herein set forth and notwithstanding any provision of the Credit Agreement to the contrary, Agent and Requisite Lenders consent to:

          (a) the purchase by First Intermediate Parent of certain of the assets of either or both of AR Accessories Group, Inc. ("Accessories") and The Wallet Works, Inc. ("Wallet") in an auction conducted pursuant to orders of the Bankruptcy Court in Milwaukee, Wisconsin in case numbers 98-22580 and 98-22750 (the "Purchase"); and

               (b) Intercompany dividends to Newco and the redemption of warrants by Newco in an aggregate amount not to exceed $13,000.

     Section 2. Amendment. Notwithstanding any provision of the Credit Agreement to the contrary, Agent or an Affiliate of Agent may act as the L/C Issuer with respect to Eligible Trade L/Cs, and (i) so long as those trade letters of credit meet the criteria for Eligible Trade L/Cs, such trade letters of credit shall constitute Eligible Trade L/Cs and the obligations
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thereunder shall constitute Eligible Trade L/C Obligations for all purposes under the Credit Agreement, (ii) inspection certificates with respect to Eligible In-Transit Inventory may be held by the L/C Issuer or an agent of L/C Issuer, and (iii) all fees or charges received by Agent or any Affiliate of Agent in its capacity as L/C Issuer shall be for the separate account of Agent or such Affiliate.

     Section 3. Conditions. The consent to the Purchase is subject to satisfaction of the following conditions in a manner reasonably satisfactory to
Agent:

          (a) The assets to be purchased from Accessories and Wallet (the "Purchased Assets") shall consist of either (i) all or substantially all of their Inventory and Intellectual Property (the "Limited Purchase") or (ii) all or substantially all of their Accounts, Inventory, General Intangibles, Intellectual Property and Equipment, as well as certain lease rights and obligations, and Accessories' owned distribution center in West Bend, Wisconsin (the "AR Distribution Center") (the "Maximum Purchase" and collectively with the Limited Purchase, the "Purchase").

          (b) The purchase price will not in any case exceed $16,000,000 payable in cash.

          (c) The Purchased Assets will be free and clear of all Liens, as evidenced by an order of the Bankruptcy Court delivered to Agent and reasonably satisfactory to Agent.

          (d) All of the Purchased Assets consisting of Intellectual Property will be retained by First Intermediate Parent; all of the Purchased Assets consisting of Inventory will be sold to, or contributed to the capital of, Borrower. In the event that the Maximum Purchase is consummated, the Purchased Assets consisting of leaseholds, Accounts, General Intangibles, Equipment and the AR Distribution Center will be sold or contributed to the capital of each Store Guarantor (or other Credit Party) doing business in the jurisdiction in which any such assets are physically located or deemed to be located (collectively, the "Intercompany Transfers").

          (e) Within five (5) Business Days following the date of purchase, First Intermediate Parent shall execute and deliver to Agent a Trademark Security Agreement covering all of the purchased Trademarks.

          (f) Within five (5) Business Days after the date of any purchase, Borrower shall deliver to Agent a list of each jurisdiction in which any Purchased Assets are located or deemed to be located and a corresponding list of the Credit Parties to which each of the Intercompany Transfers are to be made.

          (g) Within fifteen (15) Business Days after the date of the purchase, Borrower shall deliver or cause to be delivered to Agent UCC-1s executed by each appropriate Credit Party for all Collateral located (or deemed to be located under the

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     Code) in any jurisdiction (including local filing jurisdictions to the extent required) as to which Agent has not previously filed UCC-1s in the name of the applicable Credit Party.

          (h) If the Purchased Assets include the AR Distribution Center, within thirty (30) days after the date of the purchase Borrower shall deliver or cause Wilsons Leather of Wisconsin Inc. to deliver to Agent (i) an accurate legal description for the property; (ii) a mortgage; (iii) a Phase 1 environmental audit performed by Dames & Moore or other environmental engineers acceptable to Agent, all in form and substance satisfactory to Agent; and (iv) such other documents as Agent may reasonably request.

          (i) If the purchased Inventory is stored at one or more locations leased by Accessories or Wallet (other than leased retail stores) for more than ten (10) days after the purchase date, First Intermediate Parent shall obtain and deliver to Agent landlord waivers in form and substance reasonably satisfactory to Agent. Otherwise, such Inventory will be removed within that ten (10) day period to Borrower's Distribution Center in Brooklyn Park, Minnesota.

          (j) Agent shall have received a Reaffirmation of Guaranty executed by the Credit Parties (other than the Borrower and the Foreign Subsidiaries) in form and substance satisfactory to Agent.

          (k) Agent shall have received documents evidencing the Purchase and the Intercompany Transfers, certified resolutions of First Intermediate Parent and the Credit Parties that are parties to the Intercompany Transfers, an opinion of counsel for Loan Parties, and such other officers' certificates and documents as Agent shall reasonably request, all in form and substance reasonably satisfactory to Agent.

     Section 4. Representations and Warranties of Loan Parties. The Loan Parties represent and warrant that:

          (a) the execution, delivery and performance by the Loan Parties of this Consent have been duly authorized by all necessary corporate action required on their part;

          (b) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

          (c) neither the execution, delivery and performance of this Consent nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Loan Party's certificates or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries or any of their property is

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     bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof.

     Section 5. Condition to Effectiveness. This Consent shall be effective upon satisfaction of the following conditions precedent:

          (a) Execution and delivery of this Consent by the Loan Parties and Requisite Lenders.

          (b) The representations and warranties contained herein shall be true and correct in all respects.

     Section 6. Reference to and Effect Upon the Credit Agreement.

          (a) The Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Consent shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Consent, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

     Section 7. AR Distribution Center. First Intermediate Parent will not purchase the AR Distribution Center unless that property is inextricably bundled with other Purchased Assets by the bankruptcy court so as to preclude a purchase of the Inventory without also purchasing that property.

     Section 8. Costs and Expenses. As provided in Section 11.3 of the Credit Agreement, Borrower agrees to reimburse Agent for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Consent.

     Section 9. GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

     Section 10. Headings. Section headings in this Consent are included herein for convenience of reference only and shall not constitute a part of this Consent for any other purposes.

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     Section 11. Counterparts. This Consent may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                            (signature page follows)

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     IN WITNESS WHEREOF, this Consent has been duly executed as of the date first written above.

                                    WILSONS LEATHER HOLDINGS INC.


                                    By:  /s/  Douglas J. Treff
                                         ----------------------------------
                                    Title:  Chief Financial Officer
                                            -------------------------------


                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION,
                                    as Agent, Lender and Swing Line Lender


                                    By:  /s/  Paul M. F.
                                         ----------------------------------
                                    Title:  Duly Authorized Signatory
                                            -------------------------------


                                    BANKBOSTON, N.A. (formerly THE
                                    FIRST NATIONAL BANK OF BOSTON),
                                    as Lender


                                    By:  /s/  James J. Ward
                                         ----------------------------------
                                    Title:  Director
                                            -------------------------------

                                    SANWA BUSINESS CREDIT
                                    CORPORATION, as Lender


                                    By:  /s/  Stanley Kaminski
                                         ----------------------------------
                                    Title:  Vice President
                                            -------------------------------


                                    SIGNET BANK, as Lender


                                    By: /s/ William P. Doer IV (on behalf
                                        of Eric Butler
                                        -----------------------------------
                                    Title:  Vice President
                                            -------------------------------

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                                    THE CIT GROUP/BUSINESS CREDIT,
                                    INC., as Lender


                                    By:  /s/  Allison Friedman
                                         ----------------------------------
                                    Title:  Assistant Secretary
                                            -------------------------------


                                    TRANSAMERICA BUSINESS CREDIT
                                    CORPORATION, as Lender


                                    By:  /s/  R.F.S.
                                         ----------------------------------
                                    Title:  Senior Vice President
                                            -------------------------------


                                    CORESTATES BANK N.A., as Lender


                                    By:  /s/  J.K.
                                         ----------------------------------
                                    Title:  Assistant Vice President
                                            -------------------------------


                                    BANKAMERICA BUSINESS
                                    CREDIT, INC., as Lender


                                    By:  /s/  Daniel L. Cusdez
                                         ----------------------------------
                                    Title:  Senior Vice President
                                            -------------------------------


                                    FIRST BANK NATIONAL
                                    ASSOCIATION, as Lender


                                    By:  /s/  Kim Lippaner
                                         ----------------------------------
                                    Title:  Assistant Vice President
                                            -------------------------------

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                                    Bermans The Leather Experts Inc.
                                    River Hills Wilsons, Inc.
                                    Wilsons The Leather Experts Inc.
                                    Rosedale Wilsons, Inc.
                                    Wilsons House of Suede, Inc.
                                    Wilsons Center, Inc.


                                    By:  /s/  Douglas J. Treff
                                         ----------------------------------
                                    Title:  Chief Financial Officer
                                            -------------------------------

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